UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2008

STIFEL FINANCIAL CORP.
 (Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 18, 2008, Stifel Financial Corp. ("Stifel" or the "Company") (NYSE: SF) ) announced today that Stifel and The Western and Southern Life Insurance Company ("Western and Southern") priced the public offering of an aggregate of 1,700,000 shares of Stifel common stock at a price of $45.00 per share. This represents an increase of 500,000 shares from the previously announced offering size of 1,200,000 shares of common stock.  Of these shares, 1,300,000 shares are being offered by Stifel and 400,000 shares are being offered by Western and Southern.  Stifel will not receive any of the proceeds from the sale of shares of common stock by the selling stockholder in this offering.

This offering is expected to close on Monday, September 29, 2008. The Company and Western and Southern have granted the underwriters an option, exercisable for 30 days from the closing, to purchase an aggregate of 255,000 additional shares of common stock to cover over-allotments, if any.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this report not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: our goals, intentions and expectations; our business plans and growth strategies; our ability to integrate and manage our acquired businesses; estimates of our risks and future costs and benefits; and forecasted demographic and economic trends relating to our industry; and other risk factors referred to from time to time in filings made by Stifel with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated September 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: September 24, 2008	By: /s/ Ronald J. Kruszewski
Name: Ronald J. Kruszewski
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated September 24, 2008